Exhibit 99.1

ICR Conference 2025

Introduction Tom Chubb Chairman, Chief Executive Officer and President

This presentation was prepared as of January 13, 2025, and, except as otherwise provided herein, the information contained in th is presentation is as of January 13, 202 5 . Any subsequent distribution, dissemination or reproduction of this presentation or any of its content is not an affirmation or re sta tement of any forward - looking statements contained herein. Forward - Looking Statements This presentation includes statements that constitute forward - looking statements. Such statements are subject to a number of ris ks, uncertainties and assumptions which could cause actual results to differ materially from those anticipated or projected, including, without li mitation, those identified under Part I, Item 1A. contained in our Annual Report on Form 10 - K for the period ended February 3, 2024 under the heading “Risk Factors,” those descri bed from time to time in subsequent reports filed with the SEC and those identified in our press release dated December 11, 2024 under the caption, “Safe Harbor”, all of wh ich are available under the Investor Relations tab of our website at oxfordinc.com. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could impact the forward - looking statements contained in this presentation. You should not place undue reliance on forward - looking statements, w hich speak only as of the date they are made. We disclaim any intention, obligation or duty to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non - GAAP Measures This infographic contains certain non - GAAP financial metrics, such as adjusted earnings per share, which are intended to supple ment our consolidated financial results presented in accordance with GAAP. We use these adjusted financial measures in making financial, operation al and planning decisions, to evaluate our ongoing performance and in discussions with investment and other financial institutions, our board of directors and others. Reconcili ati ons of these adjusted measures to the most directly comparable GAAP financial measures are presented in tables included at the end of our press releases dated December 11 , 2024, and March 28, 2024 . Cautionary Statement

OUR OBJECTIVE To maximize long - term shareholder value OUR STRATEGY To drive excellence across a portfolio of lifestyle brands that create sustained, profitable growth OUR PURPOSE To evoke happiness OUR FOCUS Generate cash to fund organic growth, acquisition opportunities and return of capital to shareholders

• Portfolio of happy, upbeat, high - margin lifestyle brands • Founded in 1942 and headquartered in Atlanta, GA • Significant opportunity for profitable growth o Digital capabilities driving customer reach and engagement o Omnichannel expertise o Compelling and growing bricks and mortar footprint o Brand - enhancing hospitality businesses • Strong cash flow and a long history of returning capital to shareholders, including a 12% CAGR on dividends from FY14 to FY24 • Publicly traded on the New York Stock Exchange since 1964 under the symbol OXM TTM Revenue by Distribution Channel (1) TTM Revenue by Operating Group (1,2) $1.5B $1.5B 1. Trailing twelve months (“ TTM “) as of 11/2/2024 2. Emerging Brands consist of Southern Tide, The Beaufort Bonnet Company, Duck Head and Jack Rogers

Financial Highlights Fiscal 2024 • There were several headwinds that negatively a ffected our business more significantly than originally anticipated ◦ Lower levels of consumer sentiment for most of the fiscal year ◦ Consumers distracted by the U.S. elections, hurricanes and other world events that were exacerbated by: ▪ Our focus on affluent 45+ consumers who tend to be more headline and market sensitive ▪ Our focus on Florida that comprise s approximately 1/3 of our brick - and - mortar business ▪ Consumers already impacted by several years of persistently high inflation • Despite the challenges, we continued to invest in long - term growth, including : ◦ 30+ new stores opened in Fiscal 2024 ◦ Significant progress on new fulfillment center in Lyons, Georgia • Negative trends began to soften after the conclusion of the U.S. elections in November Fiscal 2025 • Primary focus is to improve operating margins across the portfolio ◦ Focus on driving top - line growth through: ▪ Continued store openings ▪ Marketing efficiency and effectiveness ◦ SG&A expense management and rationalization • Modestly positive increases in comp store and wholesale sales would likely lead to meaningful improvement of financial result s • Continue to invest in the business and returning capital to shareholders

‒ Highly profitable operating model ‒ Aspirational and inspiring messaging ‒ Full lifestyle brand covering a broad array of categories ‒ Unique, complementary food and beverage concept s ‒ Advanced omnichannel capabilities “Long live the island life” TTM Revenue by Operating Group (1) 1. TTM as of 11/2/2024

‒ Highly profitable operating model ‒ Vibrant colors and proprietary prints ‒ Favorable product mix trends ‒ Advanced omnichannel capabilities “Create your sunshine, a resort state of mind” TTM Revenue by Operating Group (1) 1. TTM as of 11/2/2024

‒ Affordable luxury price point drives high consumer spend ‒ Diversifies OXM portfolio across fashion points of view, seasons and geographies ‒ Attractive store economics TTM Revenue by Operating Group (1) 1. TTM as of 11/2/2024

‒ Allows for creative and brand autonomy while ensuring best - in - class execution ‒ Paves the way for potential future investments TTM Revenue by Operating Group (1) 1. TTM as of 11/2/2024 Emerging Brands Group

37% Customer Growth since pre - pandemic in 2019 80% DTC Sales 2.8M TTM Known Unique Active Customers $3 85+ Average Annual Spend Passionate consumer base with strong emotional connection to our brands

Investing in Our Future Through Store Growth • Brick and mortar retail represents our largest channel of distribution at 39% of total consolidated sales on a TTM basis as of Q3FY24. • Brick and mortar locations are profitable, and traffic has remained strong despite macroeconomic headwinds in Fiscal 2024 • Physical locations also serve important roles in: ◦ Entrance into new markets ◦ Guest acquisition ◦ Brand presentation and marketing • Economics vary by brand but opening new locations require high internal hurdle rates Direct to Consumer Locations Ending Count Net Open Beginning Count Period 309 19 290 TTM Q3 2023 342 33 309 TTM Q3 2024 (1) 1. We expect to open 5 additional locations in Fiscal 2024

Lyons, Georgia Location Initial opening in late Fiscal 2025 with completed rollout by mid Fiscal 2026 Targeted Project Completion ~$130 million, with $75 million occurring in Fiscal 2024 and the remainder in Fiscal 2025 Total Project Cost • Increase shipping capacity from current 7 million units to over 20 million units o Faster delivery to eCommerce customers in the eastern US o More frequent store inventory replenishment • Enhance enterprise - level fulfillment approach by consolidating technology and systems across brands • Higher per - employee throughput via increased automation • Supports all of Oxford’s brands Project Goals Investing in the Future via Fulfillment Capabilities

10 - Year Share Price and Dividend Trends (1) (1) (1) $0.84 $1.00 $1.08 $1.08 $1.36 $1.48 $1.00 $1.63 $2.20 $2.60 $2.68 $55.94 $69.86 $54.07 $79.20 $77.25 $69.40 $65.24 $80.95 $117.23 $96.16 $86.02 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Dividend Share Price 1. 2024 data includes expected dividend for the full fiscal year and the share price at close on 1/10/2025.

(58) 178 (112) (43) (9) (6) (1) (51) Beginning Net Cash/Debt Cash Flow from Operations Capital Expenditures Dividends Acquisitions Share Repurchases Other Ending Net Cash/Debt Capital Allocation (TTM) Increase Decrease Total

• Performance during the holiday and Resort selling season to date is on track to meet our previous guidance range issued on December 11, 2024 • January is a very important full - price sales month for the Resort season Holiday and Resort Update